Exhibit 21.1
List of Consolidated Subsidiaries of Clearwire Corporation

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
BWC Spectrum, LLC	Delaware
Billing Legacy LLC	Missouri
Clearmedia LLC	Nevada
Clearwire Finance, Inc.	Delaware
Clearwire US LLC	Nevada
Clearwire Hawaii Partners LLC	Delaware
Clearwire Hawaii Partners Spectrum LLC	Delaware
Clearwire Legacy LLC	Delaware
Clearwire PAC LLC	Nevada
Clearwire Spectrum Holdings LLC	Nevada
Clearwire Spectrum Holdings II LLC	Nevada
Clearwire Spectrum Holdings III LLC	Nevada
Clearwire Telecommunications Services, LLC	Nevada
Clearwire Communications LLC	Delaware
Clearwire XOHM LLC	Delaware
Clear Global Services LLC	Nevada
Clear Partner Holdings LLC	Nevada
Clear Wireless LLC	Nevada
Clear Wireless Broadband LLC	Delaware
Detroit Broadband LLC	Nevada
Fixed Wireless Holdings, LLC	Delaware
Puerto Rico Broadband LLC	Nevada
SFT Spectrum, LLC	Delaware
Winbeam LLC	Nevada
Alda Gold II, LLC	Delaware
Alda Tucson, LLC	Delaware
Alda Wireless Holdings, LLC	Delaware
American Telecasting Development, LLC	Delaware
American Telecasting of Anchorage, LLC	Delaware
American Telecasting of Bend, LLC	Delaware
American Telecasting of Bismarck, LLC	Delaware
American Telecasting of Cincinnati, LLC	Delaware
American Telecasting of Colorado Springs, LLC	Delaware
American Telecasting of Columbus, LLC	Delaware
American Telecasting of Denver, LLC	Delaware
American Telecasting of Fort Myers, LLC	Delaware
American Telecasting of Ft. Collins, LLC	Delaware
American Telecasting of Green Bay, LLC	Delaware
American Telecasting of Jackson, LLC	Delaware
American Telecasting of Lansing, LLC	Delaware
American Telecasting of Lincoln, LLC	Delaware
American Telecasting of Little Rock, LLC	Delaware

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
American Telecasting of Louisville, LLC	Delaware
American Telecasting of Medford, LLC	Delaware
American Telecasting of Michiana, LLC	Delaware
American Telecasting of Minnesota, LLC	Delaware
American Telecasting of Monterey, LLC	Delaware
American Telecasting of Nebraska, LLC	Delaware
American Telecasting of Oklahoma, LLC	Delaware
American Telecasting of Portland, LLC	Delaware
American Telecasting of Redding, LLC	Delaware
American Telecasting of Salem/Eugene, LLC	Delaware
American Telecasting of Santa Barbara, LLC	Delaware
American Telecasting of Seattle, LLC	Delaware
American Telecasting of Sheridan, LLC	Delaware
American Telecasting of Toledo, LLC	Delaware
American Telecasting of Youngstown, LLC	Delaware
American Telecasting of Yuba City, LLC	Delaware
ATI of Santa Rosa, LLC	Delaware
ATI Sub, LLC	Delaware
ATL MDS, LLC	Delaware
Bay Area Cablevision, LLC	Delaware
Broadcast Cable, LLC	Delaware
Cherokee Wireless of Knoxville, LLC	Delaware
FMA Licensee Subsidiary, LLC	Delaware
Fresno MMDS Associates, LLC	Delaware
G&S TV LLC	Delaware
Kennewick Licensing, LLC	Delaware
LA MDS, LLC	Delaware
NSAC, LLC	Delaware
NY MDS, LLC	Delaware
PCTV Gold II, LLC	Delaware
PCTV of Milwaukee, LLC	Delaware
PCTV of Salt Lake City, LLC	Delaware
PCTV Sub, LLC	Delaware
People’s Choice TV of Albuquerqu,e LLC	Delaware
People’s Choice TV of Houston, LLC	Delaware
People’s Choice TV of St. Louis, LLC	Delaware
People’s Choice TV of Tucson, LLC	Delaware
Preferred Entertainment, LLC	Delaware
SCC X, LLC	Delaware
SF MDS, LLC	Delaware
Speedchoice of Detroit, LLC	Delaware
Speedchoice of Phoenix, LLC	Delaware
Sprint (Bay Area), LLC	Delaware
TDI Acquisition Sub, LLC	Delaware

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
Transworld Telecom II, LLC	Delaware
TTI Acquisition LLC	Delaware
TWTV Spokane, LLC	Delaware
Via/Net, LLC	Delaware
Wavepath Sub, LLC	Delaware
WBC NY, LLC	Delaware
WBSB Licensing, LLC	Delaware
WBS California, LLC	Delaware
WBSCB Licensing, LLC	Delaware
WBSE Licensing, LLC	Delaware
WBSFP Licensing, LLC	Delaware
WBSH Licensing, LLC	Delaware
WBS Idaho, LLC	Delaware
WBSK Licensing, LLC	Delaware
WBSM Licensing, LLC	Delaware
WBS Montana, LLC	Delaware
WBS of America, LLC	Delaware
WBS of Ft. Pierce, LLC	Delaware
WBS of Melbourne, LLC	Delaware
WBS of Sacramento, LLC	Delaware
WBS of West Palm, LLC	Delaware
WBS Oregon, LLC	Delaware
WBSR Licensing, LLC	Delaware
WBSS Licensing, LLC	Delaware
WBS Washington, LLC	Delaware
WBSWP Licensing, LLC	Delaware
WBSY Licensing, LLC	Delaware
WCOF, LLC	Delaware
WHI SD LLC	Delaware
WHI Sub, LLC	Delaware
Wireless Broadband Services of America, LLC	Delaware
Wireless Broadcasting Systems of Knoxville, LLC	Delaware
Wireless Cable of Indianapolis, LLC	Delaware
Clearwire International LLC	Washington
Clearwire Belgium Sprl	Belgium
Clearwire Brasil Participacoes Ltda.	Brasil
Clearwire Europe B.V.	Netherlands
Clearwire Europe S.a.r.l.	Luxembourg
Clearwire Europe Management Services GmbH	Austria
Clearwire Germany GmbH	Germany
Clearwire Ireland Limited	Ireland
Clearwire Latin America, LLC	Nevada
Clearwire Poland Sp. z.o.o.	Poland
Clearwire Poland Holdings S.a.r.l.	Luxembourg

State of Other Jurisdiction of
Name of Subsidiary	Incorporation or Organization
Clearwire Poland Spectrum Sp. Z.o.o.	Poland
Clearwire Espana, S.A.	Spain
Clearwire Ireland II Limited	Ireland
Mac Telecom SA	Belgium
Mac Telecom Holdings SA	Belgium
CW Telecomunicacoes Ltda.	Brazil
Viamax Holdings S.A.	Brazil
List of Unconsolidated Subsidiaries of Clearwire Corporation

		State of Other Jurisdiction of
Name of Subsidiary	Current Ownership	Incorporation or Organization
Craig Wireless Manitoba Inc.	15%	Canada
MVS Net, S.A. de C.V.	Non-Diluted: 27.66% Fully Diluted: 26.91%	Mexico
Xanadoo Broadband, LLC	20%	Delaware